UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – July 18, 2017

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On June 1, 2017, West Pharmaceutical Services, Inc. (the “Company”) announced that its Board of Directors (the “Board”) had elected Deborah Keller as its newest member. With the addition of Ms. Keller, the Board increased in size to 11 directors. On July 18, 2017, Ms. Keller was appointed to the Innovation and Technology Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders, held on May 2, 2017, our shareholders approved an annual advisory vote on executive compensation.

In light of this result and other factors considered by the Board, the Board determined, on July 18, 2017, that the Company will hold annual votes on executive compensation until the next advisory vote on the frequency of votes on executive compensation occurs. The next non-binding advisory vote regarding the frequency of votes on executive compensation is required to be held no later than the Company’s 2023 Annual Meeting of Shareholders, although an earlier vote may be held at the discretion of the Board.

Item 7.01 Regulation FD Disclosure.

On July 20, 2017, the Company issued a press release announcing that its Board has approved a fourth-quarter 2017 dividend of $0.14 per share. The dividend will be paid on November 1, 2017, to shareholders of record as of October 18, 2017.

The Company also announced that it will release second-quarter 2017 financial results before the market opens on Thursday, July 27, 2017, and will follow with a conference call to discuss the results and business expectations at 9:00 a.m. Eastern Time.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit 99.1	West Pharmaceutical Services, Inc. Press Release, dated July 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

July 20, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated July 20, 2017.

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